Exhibit 10.33

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE TVARDI THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO TVARDI THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

EXCLUSIVE LICENSE AGREEMENT

Re: BCM BLG # [***]; NIH# [***]

Entitled “Stat3 inhibition to treat disorders involving mast cell degranulation”

This Exclusive License Agreement (hereinafter called “Agreement”), to be effective as of the 19th day of June, 2015 (hereinafter called “Agreement Date”), is by and between Baylor College of Medicine (hereinafter called “BCM”), a Texas nonprofit organization having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and StemMed Ltd., a corporation organized under the laws of Texas and having a principal place of business at 7000 Fannin St., Houston, Texas 77030, and its Affiliates (hereinafter, collectively referred to as “LICENSEE”).

WITNESSETH:

WHEREAS, BCM’s mission is to advance human health through the integration of education, research, patient care and community service; and

WHEREAS, BCM and the National Institutes of Health (“NIH”) are the owners of the Patent Rights as defined below; and

WHEREAS, BCM and the NIH have jointly develop the invention described in U.S. Provisional Patent Application Serial No. [***], filed [***], entitled “Methods and Compositions for Prevention of Allergic Reaction”, which was jointly invented by [***] (hereinafter, individually referred to as an “Inventor” and collectively referred to as “Inventors”); and

WHEREAS, BCM and the NIH have entered into an Interinstitutional Agreement dated [***] (“BCM-NIH IIA”) under which NIH grant to BCM an exclusive license for commercialization of the Patent Rights; and

WHEREAS, BCM is willing to grant a royalty bearing, worldwide, exclusive license to the Patent Rights to LICENSEE on the terms set forth herein; and

WHEREAS, LICENSEE desires to obtain said exclusive license under the Patent Rights.

NOW, THEREFORE, for and in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto expressly agree as follows:

1.             DEFINITIONS AS USED HEREIN

1.1           The term “Affiliates” shall mean any corporation, partnership, joint venture or other entity which LICENSEE, directly or indirectly, owns or controls by LICENSEE’s ownership of at least fifty percent (50%) of the entity’s common stock or other ownership.

1.2           The term “Confidential Information” shall mean any proprietary and secret ideas, proprietary technical information, know-how and proprietary commercial information or other similar proprietary information that are owned by BCM. The term “Confidential Information” is further defined in Section 17 below.

1.3           “Government” means the government of the United States of America.

1.4           The term “Field” shall mean all fields of use.

1.5           The term “Legal Costs” shall mean all legal fees and expenses, filing or maintenance fees, assessments and all other costs and expenses related to prosecuting, obtaining and maintaining patent protection on the Patent Rights in the United States and foreign countries.

1.6           The term “Licensed Product(s)” shall mean any product, process or service that incorporates, utilizes or is made with the use of the Patent Rights.

1.7           The term “Net Sales” shall mean [***]:

(i)	[***];

(ii)	[***];

(iii)	[***]; and

(iv)	[***].

[***]

1.8           The term “Party” shall mean either LICENSEE or BCM, and “Parties” shall mean LICENSEE and BCM.

1.9           The term “Patent Rights” shall mean:

(a)	Patent applications (including provisional patent applications and PCT patent applications) or patents as follows: [***], and any patent application(s) claiming the benefit of priority thereof including all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of all these patents to the extent that at least one Inventor from the BCM is an Inventor thereon;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 1.9(a) and to the extent that [***]:

(i)	continuations-in-part of 1.9(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 1.9(a); and

(v)	any reissues, reexaminations, and extensions of all these patents; and

(c)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 1.9(a) and to the extent that [***]: all counterpart foreign and U.S. patent applications and patents to 1.9(a) and 1.9(b); and

(d)	Patent Rights shall not include 1.9(b) or 1.9(c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 1.9(a).

1.10         The term “Research License” shall mean nontransferable, nonexclusive license to make and to use any tangible embodiment of the Patent Rights and to practice any process(es) included within the Patent Rights for purposes of internal research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

1.11         The term “Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or by regulations of the Government, available to the public on reasonable terms.

1.12         The term “Sublicensing Revenue” shall mean all [***]

(a)	[***];

(b)	[***];

(c)	[***]; and

(d)	[***].

2.             GRANT OF LICENSE

2.1           License Grant. Subject to the reservations of rights set forth herein, BCM hereby grants to LICENSEE an exclusive, worldwide, sublicensable license under the Patent Rights, to make, have made, use, market, sell, offer to sell, lease and import Licensed Products in the Field.

2.2           Restrictions on License. The grant in Section 2.1 shall be further subject to, restricted by and non-exclusive with respect to:

(i)	the making or use of the Patent Rights by BCM for non-commercial research, patient care, teaching and other educationally related purposes;

(ii)	the making or use of the Patent Rights by the Inventors for non-commercial research purposes at academic or research institutions;

(iii)	any non-exclusive license of the Patent Rights that BCM grants to other academic or research institutions for non-commercial research purposes;

(iv)	the making or use of the Patent Rights by academic and research institutions for non-commercial research purposes; and

(v)	any non-exclusive license of the Patent Rights that BCM is required by law or regulation to grant to the United States of America or to a foreign state pursuant to an existing or future treaty with the United States of America; and

(vi)	any Research License of the Patent Rights that BCM is required by the NIH to grant to a third-party. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility.

2.3           Government Reservation. Rights under this Agreement are subject to rights required to be granted to the Government pursuant to 35 USC Section 200-212, including a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the Patent Rights throughout the world.

3.             DILIGENCE

LICENSEE shall use reasonable efforts, as defined herein, to introduce Licensed Products into the commercial market as soon as practicable. Such efforts shall include, but not be limited to: Developmental events to be achieved by LICENSEE or its sublicensee:

(a)	[***] or payment of [***];

(b)	[***] or payment of [***];

(c)	[***] or payment of [***];

(d)	[***]

4.             PAYMENTS

4.1           License Execution Fee. As partial consideration for the rights conveyed by BCM under this Agreement, LICENSEE shall pay BCM a non-refundable license fee of Five Thousand Dollars ($5,000). Such payment shall be due upon [***] and delivered to BCM in accordance with the invoice instructions provided below.

4.2           Annual Maintenance Fee: Thirty Thousand Dollars ($30,000), beginning on the [***] of the Agreement, and increasing to Fifty Thousand Dollars ($50,000) on the [***] of the Agreement and thereafter until the introduction of a licensed product.

4.3           Responsibility for Legal Costs. In addition to the foregoing license execution fee, LICENSEE shall reimburse BCM for all Legal Costs incurred prior to execution of this Agreement. Such payment shall be due within [***] days of receipt of invoice from BCM. As provided for in Paragraph 9.1 herein, LICENSEE will be responsible for all Legal Costs incurred after the Agreement Date.

4.4           Royalty on Net Sales. In addition to the foregoing, LICENSEE shall pay BCM a non-reducible royalty of [***] of Net Sales by LICENSEE, its Affiliates, or sublicensees. Collectively the royalty payments that are the subject of this Paragraph 4.3 are termed “Royalties” for purposes of this Agreement and shall be due and payable as provided in Section 5 and delivered to BCM in accordance with the invoice instructions provided below.

4.5           Milestone Payments. LICENSEE shall also pay BCM the following milestone payments set forth below:

(a)	Investigational New Drug Filing of a first Licensed Product: $50,000 USD

(b)	[***]: [***]

(c)	[***]: [***]

(d)	[***]: [***]

LICENSEE shall notify BCM in writing within [***] upon the achievement of each milestone, such notice to be accompanied by payment of the appropriate milestone payment. Milestones are to be paid regardless of whether LICENSEE or LICENSEE’s sublicensee attains such milestone.

4.6           Sublicense Revenue Payments. LICENSEE shall have the right to sublicense the Patent Rights. In the event LICENSEE sublicenses the Patent Rights under this Agreement, LICENSEE agrees to pay to BCM the following percentages of all Sublicensing Revenue received by LICENSEE:

(a)	[***] of Sublicensing Revenue shall be payable to BCM if the sublicense agreement is [***] within [***] of the Agreement Date.

(b)	[***] of sublicense revenue shall be payable to BCM if the sublicense agreement is [***] after the [***] of the Agreement Date.

4.7           Payment Addresses. Payments sent by check are to be made payable to “Baylor College of Medicine” and shall be sent to the address below. If payments are sent by wire transfer, they shall be sent using wiring instructions provided in Appendix B. All payments shall reference BLG number(s) [***] listed on the front page of the Agreement.

[***]

Baylor College of Medicine

Licensing Group

[***]
Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

Payments shall be deemed received only upon confirmation that all funds have been received by the LICENSING GROUP as referenced above. LICENSEE hereby accepts responsibility for ensuring that payment is addressed correctly.

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]

Phone: [***]

Email: [***]

Website: [***]

4.8           Payment Conditions. All payments due hereunder are payable in United States dollars. No transfer, exchange, collection or other charges, including any wire transfer fees, shall be deducted from such payments. For sales of Licensed Products in currencies other than the United States, LICENSEE shall use exchange rates [***] that such payment is due.

4.9           Late Payments. Late payments shall be subject to a charge of [***] per month, the interest being [***], or [***], whichever is greater. LICENSEE shall calculate the correct late payment charge, and shall add it to each such late payment. Said late payment charge and the payment and acceptance thereof shall not negate or waive the right of BCM to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment. LICENSEE shall indemnify BCM for all attorneys’ fees and costs BCM incurs in obtaining a full payment of that which is owed to BCM.

4.10         Invoice Procedures. Any amounts payable to BCM hereunder shall be made in full within [***] after receipt by LICENSEE of an invoice covering such payment. The Parties understand and agree that one (1) invoice will be sent to LICENSEE by BCM for each fee due. The invoice shall be in the form in Appendix B. Any additional fees, such as taxes, wire or transfer fees, will not be included in the invoice, but payment of such fees shall remain the responsibility of LICENSEE and shall not be deducted from the payment due BCM. Subsequent invoices, if requested by LICENSEE, shall be subject to an administrative fee of [***], in addition to the original payment due to BCM plus any interest charges incurred due to delays in payment, if applicable. The calculation and payment of such interest payments shall not be invoiced and shall be the sole responsibility of the LICENSEE. Invoices shall be sent electronically or via facsimile to the address listed above.

5.             REPORTING

5.1           Annual Progress Report. No later than [***] after [***], LICENSEE shall provide to BCM a written annual progress report describing progress on all research and development and commercial activities, during the most recent twelve (12) month period ending [***] and plans for the forthcoming year (“Annual Progress Report”). If multiple technologies are covered by the license granted hereunder, the progress report shall provide the information set forth above for each technology. At BCM’s request, LICENSEE shall also provide any reasonable additional data BCM requires to evaluate LICENSEE’S or its sublicensee performance.

5.2           Notification of First Sale. LICENSEE shall notify BCM the date on which LICENSEE and the sublicensees make a first sale of Licensed Products in each country in which it occurs within [***] of occurrence.

5.3           Royalty reports. LICENSEE shall submit to BCM within [***] after [***], a written report on a form provided by BCM (a current version of which is attached as Appendix A) setting forth for such [***] at least the following information:

(i)	[***]

The royalty report shall be certified as correct by an officer of LICENSEE. After termination or expiration of this Agreement, LICENSEE will continue to submit royalty reports and payments to BCM until all Licensed Products made, used, marketed, leased or imported under the Agreement have been sold.

5.4           Payment to Accompany Royalty Reports. LICENSEE shall pay to BCM with each such royalty report the amount of Royalties and other payments due with respect to such [***]. If multiple technologies are covered by the license granted hereunder, LICENSEE shall specify which Patent Rights are utilized for each Licensed Product included in the royalty report by citing the applicable BLG number listed on the front page of the Agreement.

5.5           Notification of Merger or Acquisition. In the event of acquisition, merger, change of corporate name, or change of make-up, organization, or identity, LICENSEE shall notify BCM in writing within [***] of such event.

5.6           Entity Status. If LICENSEE or sublicensee does not qualify as a “small entity” as provided by the United States Patent and Trademark Office, LICENSEE must notify BCM immediately.

6.             PROVISION OF LICENSED PRODUCTS TO THE NIH

At the NIH’s request, LICENSEE shall reasonably supply, subject to availability, to the mailing address indicated below, the Office of Technology Transfer, NIH with inert samples of the licensed products or licensed processes, as covered by the Patent Rights, or their packaging for educational and display purposes only.

The NIH’s mailing address:

[***]

7.             RECORDS AND INSPECTION

7.1           Accounting Records. LICENSEE shall maintain, and shall cause its sublicensees to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to BCM in relation to this Agreement, which records shall contain sufficient information to permit BCM to confirm the accuracy of any reports delivered to BCM and compliance in other respects with this Agreement. The relevant party shall retain such records for at least [***] to which they pertain.

7.2           Audit by BCM. During the Term of this Agreement as defined below and for a period of [***] thereafter, BCM or its representatives shall have the right to inspect the books and records of LICENSEE in conjunction with the performance of LICENSEE’s obligations under the terms and conditions of this Agreement upon reasonable written notice. The scope of such audit and inspection activities may include the review of records supporting activities performed by LICENSEE in conjunction with its obligations under this Agreement[***]. LICENSEE agrees to provide representatives of BCM reasonable access to books, records[***], and shall cooperate fully with BCM’s representatives in support of their inspection and audit activities during LICENSEE’s normal business hours.

7.3           Payment Deficiency. If a payment deficiency is determined, LICENSEE and its sublicensee(s), as applicable, shall pay the outstanding amounts within [***] of receiving written notice thereof, plus interest on such outstanding amounts as described in Section 5.

7.4           Responsibility for Audit Costs. BCM will pay for any audit done under Paragraph 7.2. However, in the event that the audit reveals an underpayment of Royalties or fees by more than [***] for the period being audited, the cost of the audit shall be paid by LICENSEE. If the underpayment is less than [***] but more than [***] for the period being audited, [***] of the cost of the audit. LICENSEE shall indemnify BCM for all attorneys’ fees and costs BCM incurs in obtaining access to conduct the audit and collecting, when applicable, for the cost of the audit and any underpaid amounts and interest.

8.             SUBLICENSES

8.1           Sublicense Provisions. All sublicenses granted by LICENSEE of its rights hereunder shall be subject to the terms of this Agreement. LICENSEE shall be responsible for its sublicensees and shall not grant any rights which are inconsistent with the rights granted to and obligations of LICENSEE hereunder. Any act or omission of a sublicensee which would be a breach of this Agreement if performed by LICENSEE shall be deemed to be a breach by LICENSEE of this Agreement. [***]

8.2           Required Sublicensing. LICENSEE may be required by the NM to grant sublicenses to responsible applicants, on terms that are reasonable under the circumstances when necessary to fulfill health or safety needs or when necessary to meet requirements for public use specified by Federal regulations. LICENSEE will, at the NIH’s request, negotiate in good faith a sublicense with any such sublicensee.

9.             PATENTS AND INFRINGEMENT

9.1           Patent Prosecution Responsibility. For the Term of this Agreement as defined below, BCM shall be responsible for filing, prosecuting and maintaining all patent applications and patents included in the Patent Rights, and LICENSEE agrees to pay all Legal Costs. BCM shall select all outside counsel for prosecution of the Patent Rights and such counsel shall represent BCM in such prosecution BCM shall instruct its patent counsel to invoice LICENSEE directly for all such Legal Costs. LICENSEE agrees to pay all such invoices within [***] of receipt.

9.2           Notification of Intent Not to Pursue. In the event that LICENSEE decides not to pay for the costs associated with either: (i) the prosecution of the Patent Rights to issuance or (ii) maintenance of any United States or foreign issued patent on the Patent Rights, LICENSEE shall timely notify BCM in writing thereof LICENSEE’s right under this Agreement to practice the invention under this patent shall immediately terminate upon the giving of such notice. If LICENSEE fails to notify BCM in sufficient time for BCM to assume said costs prior to the abandonment or expiration of any Patent Rights, LICENSEE shall be considered in default of this Agreement.

9.3           Notification of Patent Prosecution Action. BCM agrees to keep LICENSEE fully informed, at LICENSEE’s expense, of all prosecutions and other actions pursuant to this Section 9, including submitting to LICENSEE copies of all official actions and responses thereto.

9.4           Cooperation. BCM agrees to reasonably cooperate with LICENSEE to whatever extent is reasonably necessary to provide LICENSEE the full benefit of the license granted herein.

9.5           Infringement Procedures.

(i)	In the event the NIH, BCM, including its LICENSEE, shall learn of the substantial infringement of any patent subject to this Agreement, the party who learns of the infringement shall promptly notify the other party in writing and shall provide the other party with all available evidence of the infringement. The BCM and LICENSEE, in cooperation with the NIH, shall use their best efforts to eliminate the infringement without litigation. If the efforts of the parties are not successful in eliminating the infringement within [***] after the infringer has been formally notified of the infringement by the BCM, the BCM shall have the right, after consulting with the NIH, to commence suit on its own account. The NIH may join the BCM’s suit or commence its own suit.

(ii)	The BCM may permit LICENSEE to bring suit on their own account, but only if the NIH and the BCM elect not to commence separately or join each other in any suit, other than as nominal party plaintiff, either by formal notice or by failure to act within the [***] period set forth in Paragraph 9.5(i). The NIH shall retain the right to join any LICENSEE’s suit.

(iii)	Neither LICENSEE nor the BCM shall take action to compel the NIH either to initiate or to join in any suit for patent infringement. Should the Government be made a party to any suit by motion or any other action of LICENSEE or the BCM, [***].

(iv)	Legal action or suits to eliminate infringement or recover damages pursuant to Paragraph 9.5(i) shall be [***]. All damages recovered thereby shall first be used to reimburse each party for its expenses relating to the legal action, and the remainder of the damages [***].

(v)	Each party agrees to cooperate with the other in litigation proceedings. The NIH may be represented, at its expense, by counsel of its choice in any suit.

10.           TERM

Unless sooner terminated as otherwise provided in Section 11, the license to employ Patent Rights granted herein as part of Section 2 shall expire on a country-by-country basis, on the later of (i) the date of expiration of the last of the Patent Rights to expire or (ii) in the event no patents included within the Patent Rights issue in such country, the first date following the tenth (10th) anniversary of the first commercial sale of Licensed Products by LICENSEE in such country (“Term”). After such expiration, but not termination, LICENSEE shall have a perpetual, paid-in-full (i.e., royalty free) license in such country.

11.           TERMINATION

11.1         Termination for Default. In the event of default or failure by LICENSEE to perform any of the terms, covenants or provisions of this Agreement, including failure to make timely payment, LICENSEE shall have [***] after the giving of written notice of such default by BCM to correct such default. If such default is not corrected within the said [***] period, BCM shall have the right, at its option, to cancel and terminate this Agreement. The failure of BCM to exercise such right of termination, for non-payment of Royalties/ fees or otherwise, shall not be deemed to be a waiver of any right BCM might have, nor shall such failure preclude BCM from exercising or enforcing said right upon any subsequent failure by LICENSEE.

11.2         Termination for Insolvency. BCM shall have the right, at its option, to cancel and terminate this Agreement in the event that LICENSEE shall (i) become involved in insolvency, dissolution, bankruptcy or receivership proceedings affecting the operation of its business or (ii) make an assignment of all or substantially all of its assets for the benefit of creditors, or in the event that (iii) a receiver or trustee is appointed for LICENSEE and LICENSEE shall, after the expiration of [***] following any of the events enumerated above, have been unable to secure a dismissal, stay or other suspension of such proceedings.

11.3         Termination by Licensee. LICENSEE shall have the right in its sole discretion to terminate this Agreement upon [***] written notice to BCM.

11.4         Effect of Termination. In the event of termination of this Agreement, all rights to the Patent Rights shall revert to BCM. At the date of any termination of this Agreement, LICENSEE shall immediately cease using any of the Patent Rights; provided, however, that LICENSEE may sell any Licensed Products actually in the possession of LICENSEE on the date of termination, provided that LICENSEE continues to submit royalty reports to BCM and pays to BCM the Royalties on all such sales in accordance with Paragraph 5.3 with respect thereto and otherwise complying with the terms of this Agreement.

11.5         Effect of Termination on Sublicensees. LICENSEE shall provide, in all sublicenses granted by it under this Agreement, that LICENSEE’S interest in such sublicenses shall, at BCM’s option, terminate or be assigned to BCM upon termination of this Agreement.

11.6         No Refund. In the event this Agreement is terminated pursuant to this Section 11, or expires as provided for in Section 10, BCM is under no obligation to refund any payments made by LICENSEE to BCM prior to the effective date of such termination or expiration.

11.7         Survival of Termination. No termination of this Agreement shall constitute a termination or a waiver of any rights of either Party against the other Party accruing at or prior to the time of such termination. The obligations of Sections 4, 5, 7, 11, 13, 14, 15, 16, 17 and 18 shall survive termination of this Agreement.

11.8         Termination by the NIH. Notwithstand the foregoing, LICENSEE hereby acknowledges and agrees that the NIH may terminate the BCM-NIH IIA when:

(a)	it is determined by the NIH’s Office of Technology Transfer that:

(i)	LICENSEE has not taken and is not expected to take effective steps to achieve Practical Application of the Patent Rights;

(ii)	Termination is necessary to alleviate health or safety needs which are not reasonably satisfied by LICENSEE;

(iii)	Termination is necessary to meet requirements for public use specified by Federal law or regulations and these requirements are not reasonably satisfied by LICENSEE; or

(iv)	Termination is necessary because the requirements of 35 U.S.C. §204 have not been satisfied or waived or because a licensee of the exclusive right to use or sell the Patent Rights in the United States is in breach of its agreement obtained pursuant to 35 U.S.C. §204;

(b)	LICENSEE has been notified of this determination and has been given at least [***] to provide a response to this determination, and

(c)	LICENSEE’s response to the determination of 11.8(a)(i)-(iv) is determined to be unsatisfactory by the NIH’s Office of Technology Transfer.

Following termination by the NIH, the NIH shall have no further rights or obligations under the BCM-NIH IIA, and if such termination occurs, Patent Rights under the Agreement shall be limited to BCM’s own rights.

12.           ASSIGNABILITY

Without the prior written approval of BCM, which will not be unreasonably withheld, neither this Agreement nor the rights granted hereunder shall be transferred or assigned in whole or in part by LICENSEE to any person or entity whether voluntarily or involuntarily, by operation of law or otherwise. Notwithstanding the foregoing, LICENSEE may assign this Agreement and its rights and obligations hereunder without BCM’s consent, (i) in connection with the transfer or sale of all or substantially all of its assets or the business of LICENSEE to which this Agreement relates or (ii) to any Affiliate; so long as LICENSEE gives BCM prompt notice of such action and the successor entity or Affiliate, as the case may be, acknowledges its consent and agreement to the terms of this Agreement in writing before such assignment; and so long as such action is not entered into solely to satisfy creditors of LICENSEE. This Agreement shall be binding upon and shall inure to the benefit of the respective successors, legal representatives and assignees of each of the Parties.

13.           GOVERNMENTAL COMPLIANCE

13.1         Compliance with Applicable Laws. LICENSEE shall at all times during the Term of this Agreement and for so long as it shall use the Patent Rights, or sell Licensed Products, comply and cause its sublicensees to comply with all laws that may control the import, export, manufacture, use, sale, marketing, distribution and other commercial exploitation of the Patent Rights, Licensed Products or any other activity undertaken pursuant to this Agreement.

13.2         Requirement for U.S. Manufacture. LICENSEE agrees that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States. However, LICENSEE may request an exception to this requirement and if it is able to secure an appropriate waiver or release from this requirement that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States, LICENSEE will be released from this requirement. BCM shall reasonably cooperate with LICENSEE’s efforts to obtain an appropriate waiver or release from any requirement that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States.

13.3         Export Control Regulations. The Patent Rights and Licensed Products are subject to, and LICENSEE agrees to comply in all respects with, U.S. law including but not limited to U.S. export controls under the Export Administration Regulations (15 C.F.R. Part 734 et seq.) and U.S. economic sanctions and embargoes codified in 31 C.F.R. Chapter V. LICENSEE agrees that LICENSEE bears sole responsibility for understanding and complying with current U.S. trade controls laws and regulations as applicable to its activities subject to this Agreement. Without limitation on the general agreement to comply set forth in the first sentence of this Paragraph 13.3, LICENSEE agrees not to sell any goods, services, or technologies subject to this Agreement, or to release or disclose or re-export the same: (i) to any destination prohibited by U.S. law, including any destination subject to U.S. economic embargo; (ii) to any end-user prohibited by U.S. law, including any person or entity listed on the U.S. government’s Specially Designated Nationals list, Denied Parties List, Debarred Persons List, Unverified List, or Entities List; (iii) to any foreign national in the U.S. or abroad without prior license if required; or (iv) to any user, for any use, or to any destination without prior license if required. Furthermore, LICENSEE agrees that any transfer of Patent Rights from BCM to LICENSEE under this Agreement is subject to U.S. export license authorization as may be required under U.S. law.

14.           DISPUTE RESOLUTION

14.1         Amicable Resolution. The Parties shall attempt to settle any controversy between them amicably. To this end, a senior executive from each Party shall consult and negotiate to reach a solution. The Parties agree that the period of amicable resolution shall toll any otherwise applicable statute of limitations.

14.2         Failure to Amicably Resolve. If the senior executives from each Party fail to meet or if the matter remains unresolved for a period of [***], then the parties hereby irrevocably submit to mandatory mediation, then the jurisdiction of a court of competent jurisdiction in the State of Texas, and, by execution and delivery of this Agreement, each (a) accepts, generally and unconditionally, the jurisdiction of such court and any related appellate court and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

14.3         Construction and Jurisdiction. This Agreement shall be deemed to be subject to, and have been made under, and shall be construed and interpreted in accordance with the laws of the State of Texas. No conflict-of-laws rule or law that might refer such construction and interpretation to the laws of another state, republic, or country shall be considered. This Agreement is performable in part in Harris County, Texas, and the Parties mutually agree that personal jurisdiction and venue shall be proper in the state and federal courts situated in Harris County, Texas, and agree that any litigated dispute will be conducted solely in such courts.

15.           NOTICES

15.1         Addresses for Notices. All notices, reports or other communication pursuant to this Agreement shall be sent to such Party via (i) United States Postal Service postage prepaid, (ii) overnight courier, or (iii) facsimile transmission, addressed to it at its address set forth below or as it shall designate by written notice given to the other Party. Notice shall be sufficiently made, or given and received (a) on the date of mailing or (b) when a facsimile printer reflects transmission.

In the case of BCM:

[***]

Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

In the case of LICENSEE:

[***]

Phone: [***]

Email: [***]

Website: [***]

15.2         Use of Reference Number. Each such report, notice or other communication shall include BLG number(s) [***] listed on the front page of the Agreement.

16.           INDEMNITY. INSURANCE & WARRANTIES

16.1         INDEMNITY.

(i)	EACH PARTY SHALL NOTIFY THE OTHER OF ANY CLAIM, LAWSUIT OR OTHER PROCEEDING RELATED TO THE PATENT RIGHTS. LICENSEE AGREES THAT IT WILL DEFEND, INDEMNIFY AND HOLD HARMLESS BCM AND THE NIH, ITS FACULTY MEMBERS, SCIENTISTS, RESEARCHERS, EMPLOYEES, STUDENTS, OFFICERS, TRUSTEES AND AGENTS AND EACH OF THEM (THE “INDEMNIFIED PARTIES”), FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, LAWSUITS OR OTHER PROCEEDINGS (THE “BCM CLAIMS”) FILED OR OTHERWISE INSTITUTED AGAINST ANY OF THE INDEMNIFIED PARTIES RELATED DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF THE DESIGN, PROCESS, MANUFACTURE OR USE BY ANY PERSON OR PARTY OF THE PATENT RIGHTS, LICENSED PRODUCTS OR ANY OTHER EMBODIMENT OF THE PATENT RIGHTS EVEN THOUGH SUCH BCM CLAIMS AND THE COSTS (INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF ALL REASONABLE ATTORNEYS’ FEES AND COSTS OF LITIGATION OR OTHER DEFENSE) RELATED THERETO RESULT IN WHOLE OR IN PART FROM THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES OR ARE BASED UPON DOCTRINES OF STRICT LIABILITY OR PRODUCT LIABILITY; PROVIDED, HOWEVER, THAT SUCH INDEMNITY SHALL NOT APPLY TO ANY BCM CLAIMS ARISING FROM THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF ANY INDEMNIFIED PARTY. LICENSEE WILL ALSO ASSUME RESPONSIBILITY FOR ALL COSTS AND EXPENSES RELATED TO SUCH BCM CLAIMS FOR WHICH IT IS OBLIGATED TO INDEMNIFY THE INDEMNIFIED PARTIES PURSUANT TO THIS PARAGRAPH 16.1, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF ALL REASONABLE ATTORNEYS’ FEES AND COSTS OF LITIGATION OR OTHER DEFENSE.

(ii)	LICENSEE FURTHER AGREES NOT TO SETTLE ANY CLAIM AGAINST AN INDEMNIFIED PARTY WITHOUT THE INDEMNIFIED PARTY’S WRITTEN CONSENT WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. LICENSEE FURTHER AGREES TO KEEP THE INDEMNIFIED PARTIES FULLY APPRISED OF THE BCM CLAIMS.

16.2         Insurance.

(i)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s), maintain in full force and effect policies of (a) worker’s compensation insurance within statutory limits, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(ii)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker’s compensation insurance within statutory limits, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iii)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker’s compensation insurance within, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iv)	Such coverage(s) shall be purchased from a carrier or carriers having an A. M. Best rating of at least [***] and shall name BCM as an additional insured. LICENSEE shall provide to BCM copies of certificates of insurance within [***] after execution of this Agreement. Upon request by BCM, LICENSEE shall provide to BCM copies of said policies of insurance. It is the intention of the Parties hereto that LICENSEE shall, throughout the Term of this Agreement, continuously and without interruption, maintain in force the required insurance coverages set forth in this Paragraph 16.2. Failure of LICENSEE to comply with this requirement shall constitute a default of LICENSEE allowing BCM, at its option, to immediately terminate this Agreement.

(v)	BCM reserves the right to reasonably request additional policies of insurance where appropriate and reasonable in light of LICENSEE’S business operations and availability of coverage.

16.3         DISCLAIMER OF WARRANTY. BCM AND THE NIH MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF FITNESS OR MERCHANTABILITY, REGARDING OR WITH RESPECT TO THE PATENT RIGHTS OR LICENSED PRODUCTS AND BCM AND THE NIH MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF THE PATENTABILITY OF THE PATENT RIGHTS OR LICENSED PRODUCTS OR OF THE ENFORCEABILITY OF ANY PATENTS ISSUING THEREUPON, IF ANY, OR THAT THE PATENT RIGHTS OR LICENSED PRODUCTS ARE OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT OR OTHER RIGHTS OF THIRD PARTIES. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CONFERRING BY IMPLICATION, ESTOPPEL OR OTHERWISE ANY LICENSE OR RIGHTS UNDER ANY PATENTS OF BCM OTHER THAN THE PATENT RIGHTS, REGARDLESS OF WHETHER SUCH PATENTS ARE DOMINANT OR SUBORDINATE TO THE PATENT RIGHTS.

17.           CONFIDENTIALITY

17.1         Scope. LICENSEE shall not, directly or indirectly, divulge or reveal to any person or entity the Confidential Information of BCM without BCM’s prior written consent or use such Confidential Information except as permitted hereunder. LICENSEE shall maintain the Patent Rights in strictest confidence and use the same only in accordance with this Agreement. Employees, agents or subcontractors of LICENSEE shall be given access to the Confidential Information only on a legitimate “need to know” basis and after agreeing to be bound in writing to not divulge or reveal the Confidential Information. The public disclosure with the permission of BCM of any one component of that which was identified as or constituted the Confidential Information of BCM shall not prevent the other components from retaining their status as Confidential Information and the property of BCM. Confidential Information shall include any and all information that is produced or results from the disclosure of Confidential Information by BCM to LICENSEE and its sublicensees during the course of the relationship that is the subject of this Agreement.

17.2         Exclusion. Such obligation of confidentiality shall not apply to information which LICENSEE can demonstrate: (i) was at the time of disclosure in the public domain; (ii) has come into the public domain after disclosure through no fault of LICENSEE; (iii) was known to LICENSEE prior to disclosure thereof by BCM; (iv) was lawfully disclosed to LICENSEE by a third party which was not under an obligation of confidence to BCM with respect thereto; (v) LICENSEE was compelled to disclose by law or legal process; or (vi) was approved for public release by prior written permission of BCM.

17.3         Court Order. LICENSEE may make disclosures of Confidential Information required by a Court Order, provided LICENSEE first gives a timely opportunity to BCM to participate in the proceeding to the extent that the proceeding permits such participation.

17.4         Confidentiality of Agreement. Unless otherwise provided for in this Agreement, the Parties agree that this Agreement and its terms are to be considered Confidential Information and shall be treated as such. Notwithstanding the foregoing, BCM may disclose this Agreement and its terms to the NIH.

18.           ADDITIONAL PROVISIONS

18.1         Use of BCM and the NIH Name. LICENSEE agrees that it shall not use in any way the name of “Baylor College of Medicine”, “National Institutes of Health” or any logotypes or symbols associated with BCM or the NIH, respectively, or the names of any of the scientists or other researchers at BCM and/or the NIH without the prior written consent of BCM and/or the NIH.

18.2         Marking of Licensed Products. To the extent commercially feasible and consistent with prevailing business practices, LICENSEE shall mark, and shall cause its sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the Patent Rights that applies to such Licensed Product.

18.3         BCM and the NIH’s Disclaimers. Neither BCM, or the NIH, nor any of their faculty members, scientists, researchers, employees, students, officers, trustees or agents assume any responsibility for the manufacture, product specifications, sale or use of the Patent Rights or Licensed Products which are manufactured by or sold by LICENSEE.

18.4         Independent Contractors. The Parties hereby acknowledge and agree that each is an independent contractor and that neither Party shall be considered to be the agent, representative, master or servant of the other Party for any purpose whatsoever, and that neither Party has any authority to enter into a contract, to assume any obligation or to give warranties or representations on behalf of the other Party. Nothing in this relationship shall be construed to create a relationship of joint venture, partnership, fiduciary or other similar relationship between the Parties.

18.5         Non-Waiver. The Parties covenant and agree that if a Party fails or neglects for any reason to take advantage of any of the terms provided for the termination of this Agreement or if a Party, having the right to declare this Agreement terminated, shall fail to do so, any such failure or neglect by such Party shall not be a waiver or be deemed or be construed to be a waiver of any cause for the termination of this Agreement subsequently arising, or as a waiver of any of the terms, covenants or conditions of this Agreement or of the performance thereof. None of the terms, covenants and conditions of this Agreement may be waived by a Party except by its written consent.

18.6         Reformation. The Parties hereby agree that neither Party intends to violate any public policy, statutory or common law, rule, regulation, treaty or decision of any government agency or executive body thereof of any country or community or association of countries, and that if any word, sentence, paragraph or clause or combination thereof of this Agreement is found, by a court or executive body with judicial powers having jurisdiction over this Agreement or any of the Parties hereto, in a final, unappealable order to be in violation of any such provision in any country or community or association of countries, such words, sentences, paragraphs or clauses or combination shall be inoperative in such country or community or association of countries, and the remainder of this Agreement shall remain binding upon the Parties hereto. In lieu of such inoperative words, sentences, paragraphs or clauses, or combination of clauses, there will be added automatically as part of this Agreement, a valid, enforceable and operative provision as close to the original language as may be possible which preserves the economic benefits to the Parties.

18.7         Force Majeure. No liability hereunder shall result to a Party by reason of delay in performance caused by force majeure, that is circumstances beyond the reasonable control of the Party, including, without limitation, acts of God, fire, flood, war, terrorism, civil unrest, labor unrest, or shortage of or inability to obtain material or equipment.

18.8         Section and Paragraph Headings. The section and paragraph headings used in this Agreement are intended for purposes of reference and convenience only, and shall not factor into any interpretation of the Agreement.

18.9         Entire Agreement. The terms and conditions herein constitute the entire agreement between the Parties and shall supersede all previous agreements, whether electronic, oral or written, between the Parties hereto with respect to the subject matter hereof. No agreement of understanding bearing on this Agreement shall be binding upon either Party hereto unless it shall be in writing and signed by the duly authorized officer or representative of each of the Parties and shall expressly refer to this Agreement. Electronic communication between the Parties shall not constitute an agreement of understanding, unless it is subsequently reduced to writing and signed by the duly authorized officer or representative of each of the Parties and shall expressly refer to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Agreement Date.

LICENSEE		BAYLOR COLLEGE OF MEDICINE

Signature:	/s/ David Tweardy	Signature:	/s/ Adam Kuspa, Ph.D.

Name:	David Tweardy	Name:	Adam Kuspa, Ph.D.

Title:	President & CEO	Title:	Senior Vice President and Dean of Research

Date:	6/19/15	Date:	6/11/15

Appendix A
Royalty Report

[***]

Appendix B
Form of Invoice

[***]

STEMMED, LTD.
7000 Fannin Street
Suite 1960M
Houston, TX 77030

February 22, 2018

Baylor College of Medicine
Attn: Patrick Turley
Associate General Counsel
One Baylor Plaza, BC210-600D
Houston, Texas 77030

Re:	Notice of Assignment regarding Exclusive License Agreement, dated June 19, 2015, by and between Baylor College of Medicine and StemMed, Ltd. (BLG # 14-014; NIH # A-346-2014)

Dear Mr. Turley:

Reference is hereby made to that certain Exclusive License Agreement, dated June 19, 2015, by and between Baylor College of Medicine and StemMed, Ltd. (“StemMed”) (the “License Agreement”). StemMed has assigned the License Agreement to Tvardi Therapeutics, Inc. (“Tvardi”) in connection with the transfer to Tvardi of all or substantially all of the assets and business to which the License Agreement relates. Accordingly, acting in accordance with Section 12 of the License Agreement, we hereby provide you notice of the assignment of the License Agreement from StemMed to Tvardi and we confirm that in connection with such transfer, Tvardi has acknowledged its consent and agreement to the terms of the License Agreement.

Please indicate your acknowledgment of receipt of this notice of assignment by executing the acknowledgment below, e-mailing a copy of the signed letter to the attention of Andrea Sorrentino at Andrea.Sorrentino@wilmerhale.com or returning an original copy of the signed letter via U.S. mail to our attention at StemMed, Ltd., 7000 Fannin Street, Suite 1960M, Houston, Texas 77030.

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If you have any questions regarding the information in this letter, please do not hesitate to contact us. We would appreciate your response as soon as possible. Thank you for your assistance and cooperation.

Very truly yours,

STEMMED, LTD.

By: StemMed Holdings, LLC, as the General Partner of StemMed, Ltd.

/s/ David J. Tweardy
By: David J. Tweardy, Manager

Acknowledged and accepted as of date first written above:

BAYLOR COLLEGE OF MEDICINE

By:	/s/ Michael B Dilling
Name:	Michael B Dilling
Title:	Director, Baylor Licensing Group

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FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment (hereinafter called "the First Amendment") to the License Agreement, as defined below, to be effective as of the 18th day of June, 2019 (hereinafter called "First Amendment Agreement Date"), is by and between Baylor College of Medicine (hereinafter called "BCM"), a Texas nonprofit corporation having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and Tvardi Therapeutics, a corporation organized under the laws of Texas and having a principal place of business at 2450 Holcombe Blvd, Suite X, Houston, TX, 77021, and its Affiliates (hereinafter, collectively referred to as "LICENSEE").

WHEREAS, BCM and LICENSEE have entered into that certain agreement effective June 19, 2015 ("License Agreement") under which LICENSEE has obtained from BCM and BCM has granted to LICENSEE a certain exclusive license to the Patent Rights and Subject Technology as defined in said License Agreement; and

WHEREAS, a previous licensee, StemMed Limited Partnership, assigned the License Agreement to LICENSEE on February 22, 2018 and the Parties updated the LICENSEE contact information; and

WHEREAS, BCM and LICENSEE desire to amend said License Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, BCM and LICENSEE hereby agree as follows:

The terms in the License Agreement shall have the same meanings in this First Amendment.

Paragraph 3 is hereby amended and shall read as follows:

3.            DILIGENCE

LICENSEE shall use reasonable efforts, as defined herein, to introduce Licensed Products into the commercial market as soon as practicable. Such efforts shall include, but not be limited to: Developmental events to be achieved by LICENSEE or its sublicensee:

[***] of payment of [***];

[***] or payment of [***];

[***] or payment of [***];

[***].

For clarity, the Parties agree that [***].

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Paragraph 4.7 is hereby amended and shall read as follows:

4.7 Payment Addresses. Payments sent by check are to be made payable to "Baylor College of Medicine" and shall be sent to the address below. If payments are sent by wire transfer, they shall be sent using wiring instructions provided in Appendix D. All payments shall reference BLG number(s) [***] listed on the front page of the Agreement.

[***]
Baylor College of Medicine
Licensing Group
[***]

Telephone No. [***]
Facsimile No.      [***]
E-Mail      [***]

Payments shall be deemed received only upon confirmation that all funds have been received by the LICENSING GROUP as referenced above. LICENSEE hereby accepts responsibility for ensuring that payment is addressed correctly.

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]
Tel: [***]
Email: [***]

Paragraph 15.1 is hereby amended and shall read as follows:

15.1 Addresses for Notices. All notices, reports or other communication pursuant to this Agreement shall be sent to such Party via (i) United States Postal Service postage prepaid, (ii) overnight courier, (iii) facsimile transmission, or (iv) electronic (email) transmission, addressed to it at its address set forth below or as it shall designate by written notice given to the other Party. Notice shall be sufficiently made, or given and received (a) on the date of mailing, (b) when a facsimile printer reflects transmission, or (c) the date of electronic (email) transmission.

In the case of BCM:

[***]

Telephone No. [***]
Facsimile No. [***]
Email: [***]

In the case of LICENSEE:

[***]
Tel: [***]
Email: [***]

Paragraph 16.2 is hereby amended and shall read as follows:

16.2 Insurance.

(i)            LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s), maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

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(ii)            LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iii)            LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iv)            Such coverage(s) shall be purchased from a carrier or carriers having an A. M. Best rating of at least [***] and shall name BCM as an additional insured. LICENSEE shall provide to BCM copies of certificates of insurance within [***] after execution of this Agreement. Upon request by BCM, LICENSEE shall provide to BCM copies of said policies of insurance. It is the intention of the Parties hereto that LICENSEE shall, throughout the Term of this Agreement, continuously and without interruption, maintain in force the required insurance coverages set forth in this Paragraph 16.2. Failure of LICENSEE to comply with this requirement shall constitute a default of LICENSEE allowing BCM, at its option, to immediately terminate this Agreement.

(v)            BCM reserves the right to reasonably request additional policies of insurance where appropriate and reasonable in light of LICENSEE's business operations and availability of coverage.

Except as amended hereby, the License Agreement shall be and remain in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this First Amendment in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the First Amendment Agreement Date.

TVARDI THERAPEUTICS		BAYLOR COLLEGE OF MEDICINE

Name:	/s/ Imran Alibhai	Name:	/s/ Michael B. Dilling
	Imran Alibhai		Michael B. Dilling, Ph.D., CLP

Title:	CEO	Title:	Executive Director, Baylor Licensing Group

Date:	10/28/19	Date:	10-25-2019

APPROVED AS TO FORM Office of the General Counsel Baylor College of Medicine
BLG [***]	By:	OV

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SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment (hereinafter called “the Second Amendment”) to the License Agreement, as defined below, to be effective as of the 6th day of April, 2023 (hereinafter called “Second Amendment Agreement Date”), is by and between Baylor College of Medicine (hereinafter called “BCM”), a Texas nonprofit corporation having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and Tvardi Therapeutics, Inc. (hereinafter referred to as “LICENSEE”), a corporation organized under the laws of Texas and having a principal place of business at 3 Sugar Creek Center Blvd, Sugar Land, Texas 77478.

WHEREAS, BCM and StemMed Limited Partnership (“StemMed”), a previous licensee, entered into that certain agreement effective June 19, 2015 (“License Agreement”) under which StemMed obtained from BCM and BCM granted to StemMed a certain exclusive license to the Patent Rights and Subject Technology as defined as said License Agreement; and

WHEREAS, StemMed assigned the License Agreement to LICENSEE on February 22, 2018 and the Parties updated the LICENSEE contact information; and

WHEREAS, the License Agreement was amended by BCM and LICENSEE pursuant to the First Amendment to License Agreement effective as of the 18th day of June, 2019; and

WHEREAS, BCM and LICENSEE desire to amend further said License Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, BCM and LICENSEE hereby agree as follows:

The terms in the License Agreement shall have the same meanings in this Second Amendment.

Paragraph 3 is hereby amended and shall read as follows:

3.             DILIGENCE

LICENSEE shall use reasonable efforts, as defined herein, to introduce Licensed Products into the commercial market as soon as practicable. Such efforts shall include, but not be limited to: Development events to be achieved by LICENSEE or its sublicensee:

[***], or payment of [***];

[***] or payment of [***];

[***] or payment of [***];

[***].

[***].

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Paragraph 4.2 is hereby amended and shall read as follows:

Annual Maintenance Fee: Fifty Thousand Dollars ($50,000), beginning on the first (1st) anniversary of receipt of notice from the United States Patent Office that Tvardi has been granted a patent in respect of TTI-101 for use in the treatment of anaphylaxis and annually thereafter until the introduction of a licensed product.

[***].

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]
Tel: [***]
Email: [***]

Paragraph 15.1 is hereby amended and shall read as follows:

15.1 Addresses for Notices. All notices, reports or other communication pursuant to this Agreement shall be sent to such Party via (i) United States Postal Service postage prepaid, (ii) overnight courier, or (iii) electronic (email) transmission, addressed to it at its address set forth below. Notice shall be sufficiently made, given and received (a) on the date of mailing, or (b) on the date of electronic (email) transmission.

In the case of BCM:

[***]
Telephone No. [***]
Email: [***]

In the case of LICENSEE:

[***]
Email: [***]

And to:

[***]
Tel: [***]
Email: [***]

Except as amended hereby, the License Agreement shall be and remain in full force and effect.

The Second Amendment shall be effective as of the Second Amendment Agreement Date provided above.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Second Amendment in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Second Amendment Date.

TVARDI THERAPEUTICS		BAYLOR COLLEGE OF MEDICINE

Name:	/s/ Dan Conn	Name:	/s/ Michael B. Dilling
	Dan Conn		Michael B. Dilling, Ph.D., CLP

Title:	CFO	Title:	Executive Director, Baylor Licensing Group

Date:	June 14, 2023	Date:	5/25/2023 | 12:12 PM CDT

APPROVED AS TO FORM Office of the General Counsel Baylor College of Medicine
BLG [***]	By:	/s/ Patrick Turley, J.D., Ph.D. 5/25/2023 | 12:12 PM CDT

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